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                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                        AIM TAX-FREE INTERMEDIATE SHARES
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT


                      Supplement dated September 12, 1997
                     to the Prospectus dated August 1, 1997



The following sentence is added to the section entitled "INVESTMENT PROGRAM":

"Securities in which the Funds invest may be insured by financial insurance companies. Since a limited number of entities provide such insurance, each of the Funds may invest more than 25% of its assets in securities insured by the same insurance company."